                                                                    EXHIBIT 10.1


                  SECOND AMENDMENT TO SERVICES AGREEMENT (this "Second Amendment"), dated as of March 15, 2004, among Collins & Aikman Corporation, a Delaware corporation, Collins & Aikman Products Co., a Delaware corporation (together with Collins & Aikman Corporation, the "Company"), and Heartland Industrial Partners, L.P., a Delaware limited partnership ("Heartland").

                  WHEREAS, Heartland and the Company have entered into the Services Agreement (the "Agreement"), dated as of February 23, 2001, as amended, among Collins & Aikman Corporation, a Delaware corporation, Collins & Aikman Products Co., a Delaware corporation and Heartland Industrial Partners, L.P., a Delaware limited partnership; and

                  WHEREAS, the Company and Heartland desire to amend the Agreement as more fully set forth below;

                  NOW, THEREFORE, in consideration of the foregoing recitals and the covenants and conditions contained herein, the parties hereto agree as follows:

                  (a) Section 3(c) of the Agreement is hereby amended by the addition of the following sentence at the end thereof as follows: "In addition, in consideration of the services performed in connection with the consummation of the Credit Linked Deposit Facility dated as of February 20, 2004 among the Company, JPMorgan Chase Bank and the other parties from time to time party thereto, the Company shall be obligated to pay to Heartland or its designees a transaction fee of $1,000,000."

                  (b)    Miscellaneous.


                         (1) This Second Amendment and the Agreement together shall constitute the entire agreement between the parties with respect to the subject matter hereof, and shall supersede all previous oral and written (and all contemporaneous oral) negotiations, commitments, agreements and understandings relating hereto.

                         (2) This Second Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York. This Second Amendment shall inure to the benefit of, and be binding upon, Heartland, the Company and their respective successors and permitted assigns provided for in the Agreement.

                  This Second Amendment may be executed by one or more parties to this Second Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed and delivered by their duly authorized officers or agents as of the date first above written.


                                  HEARTLAND INDUSTRIAL PARTNERS, L.P.



                                  By:    Heartland Industrial Associates
                                           L.L.C., its general partner



                                  By:    /s/ Daniel P. Tredwell
                                         ---------------------------------------
                                         Name:   Daniel P. Tredwell
                                         Title:  Senior Managing Director



                                  COLLINS & AIKMAN CORPORATION



                                  By:    /s/ J. Michael Stepp
                                         ---------------------------------------
                                         Name:   J. Michael Stepp
                                         Title:  Vice Chairman and
                                                 Chief Financial Officer





                                  COLLINS & AIKMAN PRODUCTS CO.



                                  By:    /s/ J. Michael Stepp
                                         ---------------------------------------
                                         Name:   J. Michael Stepp
                                         Title:  Chief Financial Officer